Forward-Looking Statements This Presentation contains forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995 (the “Act”). Cytokinetics disclaims any intent or obligation to update these forward-looking statements and claims the protection of the Act's Safe Harbor for forward-looking statements. Examples of such statements include, but are not limited to, statements express or implied related Cytokinetics’ research and development and commercial readiness activities, including the initiation, conduct, design, enrollment, progress, continuation, completion, timing and results of clinical trials, projections regarding growing prevalence, low survival rates and market opportunity in heart failure, hypertrophic cardiomyopathy (HCM) or amyotrophic lateral sclerosis (ALS); projections regarding the size of the addressable patient population for omecamtiv mecarbil, aficamten or reldesemtiv; Cytokinetics’ commercial readiness for omecamtiv mecarbil; the likelihood and/or timing of regulatory approval for our new drug application for omecamtiv mecarbil or any future new drug application for any of our other drug candidates; the timing of a second interim analysis of COURAGE-ALS, the timing of commencement of a second phase 3 clinical trial of aficamten as a monotherapy in patients with obstructive HCM, the timing of commencement of a phase 3 clinical trial of aficamten in nonobstructive HCM, our ability to fully enroll or to announce the results of any of our clinical trials by any particular date; Cytokinetics’ cash expenditures or runway; the results of any of our interactions with the FDA or any other regulatory authority regarding omecamtiv mecarbil or any of our other drug candidates; the properties, potential benefits and commercial potential of aficamten, omecamtiv mecarbil, reldesemtiv and Cytokinetics’ other drug candidates. Such statements are based on management's current expectations; but actual results may differ materially due to various risks and uncertainties, including, but not limited to, potential difficulties or delays in the development, testing, regulatory approvals for trial commencement, progression or product sale or manufacturing, or production of Cytokinetics’ drug candidates that could slow or prevent clinical development or product approval, including risks that current and past results of clinical trials or preclinical studies may not be indicative of future clinical trial results, patient enrollment for or conduct of clinical trials may be difficult or delayed, Cytokinetics’ drug candidates may have adverse side effects or inadequate therapeutic efficacy, the FDA or foreign regulatory agencies may delay or limit Cytokinetics’ ability to conduct clinical trials, and Cytokinetics may be unable to obtain or maintain patent or trade secret protection for its intellectual property; Cytokinetics may incur unanticipated research, development and other costs or be unable to obtain financing necessary to conduct development of its products; standards of care may change, rendering Cytokinetics’ drug candidates obsolete; and competitive products or alternative therapies may be developed by others for the treatment of indications Cytokinetics’ drug candidates and potential drug candidates may target. These forward-looking statements speak only as of the date they are made, and Cytokinetics undertakes no obligation to subsequently update any such statement, except as required by law. For further information regarding these and other risks related to Cytokinetics’ business, investors should consult Cytokinetics’ filings with the Securities and Exchange Commission (the “SEC”).

To bring forward new medicines to improve the healthspan of people with devastating cardiovascular and neuromuscular diseases of impaired muscle function. Sarcomere Directed Therapies Our Mission

Our vision is to be the leading muscle biology biopharma company that meaningfully improves the lives of patients with diseases of impaired muscle function through access to our pioneering medicines Achieve regulatory approvals for at least two drugs arising from our pipeline Build commercial capabilities to market and sell our medicines reflective of their innovation and value Generate sustainable and growing revenues from product sales Double our development pipeline to include ten therapeutic programs Expand our discovery platform to muscle energetics, growth and metabolism Be the science-driven company people want to join and partner with As always, we will support disease advocacy groups elevating the patient voice and live by our values of integrity, fairness and compassion in all that we do. VISION Leading with Science,

Sarcomere Directed Drug Development The sarcomere is a molecular structure found in skeletal and cardiac muscle that enables myocytes to contract and generate force Actin Tropomyosin Myosin head Myosin lever arm Calcium ATP Thin filament Thick filament CK-136 (Cardiac) Myosin Omecamtiv Mecarbil (Cardiac) Aficamten (Cardiac) Troponin CK-271 (Cardiac) Reldesemtiv (Skeletal) CK-601 (Skeletal) ACTIVATE INHIBIT INHIBIT ACTIVATE ACTIVATE ACTIVATE 6

Pipeline of Novel Muscle-Directed Drug Candidates * Astellas to provide co-funding in exchange for low single-digit royalty All drug candidates above are investigational products and are not approved as safe or effective for any indication. CARDIAC MUSCLE   Omecamtiv Mecarbil (Heart Failure) Aficamten (oHCM)  Aficamten (nHCM)  CK-271  CK-136 (Heart Failure, other) SKELETAL MUSCLE Reldesemtiv (ALS)*  CK-601 Additional Skeletal Muscle Activators OTHER Muscle Biology Directed Research Research Pre-Clinical Phase 1 Phase 2 Phase 3 Myosin-Targeted Troponin-Targeted Research NDA Filed PDUFA: 02/28/23

Key Priorities in 2023 Continue execution of SEQUOIA-HCM and advance broad development program and go-to-market strategy for aficamten Continue execution of COURAGE-ALS and OLE Engage with FDA ahead of February 28 PDUFA date for omecamtiv mecarbil Advance early-stage pipeline of contractility drug candidates Expand research beyond contractility to muscle energetics, growth and metabolism

Cardiac Muscle Cardiovascular Franchise Strategy Aficamten Omecamtiv Mecarbil Sarcomere Directed Drug Development Omecamtiv mecarbil and aficamten is an investigational agent and has not been approved for use by the U.S. Food & Drug Administration (FDA) or any regulatory agency. The safety and effectiveness of this product has not been established.

Cardiovascular Franchise Strategy

Go-to-Market Synergies for Aficamten & Omecamtiv Mecarbil Commercial Support Functions Medical Affairs Corporate Support Functions Utilize resources across brands (e.g., access, analytics, …) MSs qualified to cover both HFrEF and HCM Avoid costs of duplication (IT, Finance, HR, …) Sales Team Given target overlap, leveraging same sales team Significant Cost Savings

To optimize value capture for potential launch of omecamtiv mecarbil Building deep, long-term relationships Limited Incremental Cost For Future U.S. CV Launches Cardiologists Building Today … … To Lead Tomorrow <10,000 Hospitals & HF Clinics <1,000 Additional Targets ~15-30% Coverage of vast majority of HCM To support future launches and establish Cytokinetics as a CV leader Significant overlap between HFrEF and HCM

Gated Build of Commercial Infrastructure Engagement ongoing with FDA post Advisory Committee meeting 1/3 of hires pre-approval 2/3 of hires post-approval Underway Pre-NDA filing Market access Pricing strategy Distribution approach Payer engagement Brand strategy Sales force planning Initiated upon NDA acceptance Launch campaign Commercial training PIE deployment (payers) Technology build Omnichannel execution Initiated upon FDA approval Media purchases Patient support programs Commercial leadership Marketing HEOR Patient services Access & distribution Sales team leads First line field managers Sales operations Commercial learning & development Sales representatives 2/3 of hiring to occur after potential approval Activities initiated upon key de-risking events Cardiovascular franchise commercial team comprised of 75, with 10 dedicated to omecamtiv mecarbil

Aficamten Aficamten is an investigational agent and has not been approved for use by the U.S. Food & Drug Administration (FDA) or any regulatory agency. The safety and effectiveness of this product has not been established.

In US, Large HCM Population With Many Undiagnosed

280K Diagnosed HCM Patients; Estimated 400-800K Undiagnosed

Current US HCM Prevalence



Total US
HCM Prevalence
700,000-1.1M[1]
Diagnosed
280,000[2]
Symptomatic
oHCM
190,000[3]

Growing HCM Prevalence



700K –1.1M
Undiagnosed Patients
Diagnosed nHCM Patients
280K
190K
Diagnosed oHCM Patients
Now
Future

nHCM: non-obstructive HCM; oHCM: obstructive HCM

1. CVrg: Heart Failure 2020-2029, p 44; Maron et al. 2013 DOI: 10.1016/S0140-6736(12)60397-3; Maron et al 2018 10.1056/NEJMra1710575
2. Symphony Health 2016-2021 Patient Claims Data DoF;
3. Maron MS, Hellawell JL, Lucove JC, Farzaneh-Far R, Olivotto I. Occurrence of Clinically Diagnosed Hypertrophic Cardiomyopathy in the United States. Am J Cardiol. 2016; 15;117(10):1651-1654.

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14

Aficamten: Aspirational Target Profile Potential next-in-class cardiac myosin inhibitor Precise Dosing Simplicity of Use Rapid Reversibility Symptom relief as early as within 2 weeks initiation and dose adjustment possible biweekly if indicated Echo guided dose titration allows both dose increases and decreases at the patient visit No off-target effects and use in combination with β-blockers, CCB, Disopyramide, and/or Ranolazine Washout of pharmacodynamic effect within 2 weeks Rapid Onset Aficamten is an investigational agent and has not been approved for use by the U.S. Food & Drug Administration (FDA) or any regulatory agency. The safety and effectiveness of this product has not been established.

REDWOOD-HCM: Cohorts 1 & 2 Patients with symptomatic oHCM on background therapy excluding disopyramide Two sequential dose-finding cohorts PK Echocardiogram Dose 1 Dose 2 Dose 3 Patients with symptomatic oHCM, and resting or provoked LVOT gradient ≥ 50 mmHg Study Visits Screen W-1 D1 W2 W4 W6 W9 W10 W12 W14 Screening Randomization Aficamten + SoC Placebo + SoC End of Study 1 2 IP Dosing Dose 1 Dose 2 Dose 3 Cohort 1 5 mg 10 mg 15 mg Cohort 2 10 mg 20 mg 30 mg

REDWOOD-HCM: Efficacy Cohorts 1 & 2 Maron M, et. al. Phase 2 Study of Aficamten in Patients With Obstructive Hypertrophic Cardiomyopathy. JACC. January 2023. Weeks Dose finding study Cohort 1 (n=21), Cohort 2 (n=20) Results published in JACC in January 2023 Weeks 0 2 4 6 8 10 0 20 40 60 80 mmHg Resting LVOT-G mean ± SEM 12 ** *** * ** ** *** ** ** Washout Treatment 0 2 4 6 8 10 0 20 40 60 100 mmHg Valsalva LVOT-G mean ± SEM 80 12 Combined Placebo Aficamten: Cohort 1 Aficamten: Cohort 2 ** ** * ** *** *** ** LVOT-G ≥50 mmHg * P < 0.05 *** P < 0.0001 P-values versus Placebo ** P < 0.001 Washout Treatment

Response Rates on Treatment with Aficamten Cohorts 1 & 2 Responder Definition: Resting LVOT-G <30 mmHg and post-Valsalva LVOT-G <50 mmHg at Week 10 1/13 11/14 13/14 Responder # / Total # Placebo Aficamten: Cohort 1 0 20 40 60 80 100 % Total Not Responder Responder 21.4% 7.1% 7.7% 78.6% 92.9% 92.3% Aficamten: Cohort 2 Consistent, clinically meaningful reductions in LVOT gradients within two weeks No treatment interruptions or discontinuations No treatment-related SAEs Reversibility of drug effect demonstrated Statistically significant reductions in NT-proBNP Improvement in NYHA class Maron M, Abraham T, Masri A, et al. “REDWOOD-HCM: A Randomized, Double-blind, Placebo-controlled, Dose-finding Trial of the Cardiac Myosin Inhibitor, Aficamten, In Obstructive Hypertrophic Cardiomyopathy” Aficamten is an investigational agent and has not been approved for use by the U.S. Food & Drug Administration (FDA) or any regulatory agency. The safety and effectiveness of this product has not been established.

Change from Baseline in NT-proBNP & NYHA Class Cohorts 1 & 2 Change from Baseline NT-proBNP to Week 10 * p = 0.003 for Pooled Cohort 1 & 2 vs. Placebo 0 -200 -400 -600 -800 -1000 NT-proBNP (pg/mL) * Placebo Aficamten: Cohort 1 Aficamten: Cohort 2 Combined Placebo (N=13) Aficamten: Cohort 1 (N=14) Aficamten: Cohort 2 (N=14) Improvement in Heart Failure Symptoms (NYHA Class) 100 80 60 40 20 0 % Total Placebo Aficamten: Cohort 1 Aficamten: Cohort 2 Cohort 1 vs Placebo: p > 0.1 Cohort 2 vs Placebo: p = 0.08 Week 10 Responder Definition: Improvement in NYHA Class ≥1 No Improvement in NYHA Class ≥1 NYHA Class Improvement Maron M, Abraham T, Masri A, et al. “REDWOOD-HCM: A Randomized, Double-blind, Placebo-controlled, Dose-finding Trial of the Cardiac Myosin Inhibitor, Aficamten, In Obstructive Hypertrophic Cardiomyopathy”

Improved Cardiac Structure and Diastolic Function Cohorts 1 & 2: Early signs of improvement in cardiac structure and myocardial relaxation Treatment with aficamten for 10 weeks resulted in: Significant reduction in left atrial volume index Trend towards a reduction in LV mass index Improved diastolic function reduction in lateral E/e’ (p<0.01) increase in lateral e’ (p<0.05)) Diastolic Function Cardiac Structure

REDWOOD-HCM: Cohort 4 Patients with symptomatic nHCM on background therapy Dose 1 Dose 2 Dose 3 Cohort 4 5 mg 10 mg 15 mg hs-cTnl: high- sensitivity cardiac troponin *Telephone visits **Patient can only be down-titrated at Week 6 Patient enrollment completed in Q4 2022; results expected 1H 2023 PK Patients with symptomatic nHCM on background therapy Study Visits Screen W-1* D1 W2 W8* W9* W10 W14* Screening Aficamten + SoC End of Study Ambulatory Cardiac Monitoring W6** W4 Echocardiogram W12 Dose titration NT-proBNP + hs-cTnl KCCQ

FOREST-HCM: Open Label Extension Initial data through 24 weeks shows improvement in LVOT-G, NYHA class, KCCQ Treatment was well-tolerated: one temporary discontinuation, one temporary down-titration (neither related to treatment) FOREST-HCM was previously known as REDWOOD-HCM OLE FOREST-HCM is enrolling patients who complete REDWOOD-HCM and SEQUOIA-HCM Change from Baseline in KCCQ Scores Improvement in NYHA Class Valsalva LVOT Gradient Resting LVOT Gradient

Safety Data FOREST-HCM  3 SAEs reported out of 42 patients with up-to 6-months of treatment None were related to aficamten treatment per investigator assessment. No treatment interruptions or discontinuations. No patients met the “stopping criteria” of LVEF < 40% Transient decrease in LVEF < 50% occurred in 1 of 42 aficamten-treated patients REDWOOD-HCM  2 SAEs reported in 41 aficamten-treated patients from Cohorts 1,2 and 3 (10-weeks of treatment) None were related to aficamten treatment per investigator assessment. No imbalance in adverse events between aficamten and placebo treated arms No treatment interruptions or discontinuations. No patients met the “stopping criteria” of LVEF < 40% Transient decrease in LVEF < 50% occurred in 2 of 41 aficamten-treated patients

SEQUOIA-HCM: Phase 3 Trial

SEQUOIA HCM

Plan to enroll at >100 sites in US, Europe and Asia**

Primary endpoint: **Change in pVO_2 by CPET from baseline to Week 24**

Secondary objectives include measuring **change in KCCQ & improvement in NYHA class at week 12 and 24**

Enrolling 270 patients treated with standard of care with:
- **resting LVOT-G ≥30 mmHg,**
- **post-Valsalva LVOT-G ≥50 mmHg,**
- **NYHA Class II or III,**
- **exercise performance <80% predicted**

Individualized dose up-titration based on echocardiography: LVEF ≥55%, post-Valsalva LVOT-G ≥30 mmHg



Patients with oHCM treated with SOC with post-Valsalva peak LVOT-G ≥50 mmHg & NYHA class II/III
Screening
Randomization
1
1
Aficamten + SoC
Placebo + SoC
End of Study

Study Visits	Screen	D1	W2	W4	W6	W8	W12	W16	W20	W24	W28
Echocardiogram	▲	▲	*▲	*▲	*▲	*▲	▲	▲	▲	▲	▲
CPET	▲									▲	
KCCQ		▲	▲	▲	▲	▲	▲	▲	▲	▲	▲
NYHA	▲	▲	▲	▲	▲	▲	▲	▲	▲	▲	▲
Echocardiogram			▲	▲	▲						

Dose Options (Dose optimization completed by Week 8)

5 mg QD	10 mg QD	15 mg QD	20 mg QD

SOC: standard of care
* Focused echocardiogram
** Plan to enroll in US, Italy, France, Germany, Czech Republic, Denmark, Hungary, Netherlands, Poland, Portugal, Spain, UK, Israel & China

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24

Monotherapy Trial, Supported by FOREST-HCM Initial FOREST-HCM data on reduction/withdrawal of background medications supports monotherapy trial Reduction or Withdrawal of Standard of Care Therapies A: All patients B: On background therapy (BT) C: Patients with background therapy reduction/withdrawal (BTR/W) attempt D: Patients on BT without BTR/W attempt **** = p < 0.0001 *** = p < 0.001 ** p = < 0.005 * = p < 0.05 Valsalva LVOT-G NYHA Class LVEF

Aficamten: Clinical Development Plan for HCM Second Phase 3 trial in oHCM beginning in 1H 2023; pivotal Phase 3 trial in nHCM beginning 2H 2023 Well tolerated dose with desired PD effects REDWOOD-HCM Cohorts 1-3 obstructive HCM Placebo controlled; echocardiography endpoints SEQUOIA-HCM obstructive HCM Exercise endpoint (peak VO2) FOREST-HCM obstructive & non-obstructive HCM Extension study for long-term safety & efficacy SAD & MAD Healthy Volunteers REDWOOD-HCM Cohort 4 non-obstructive HCM Proof of activity Pivotal study in nHCM expected to start in 2H 2023 non-obstructive HCM IND Filed NDA Improved LVOT gradient Potential for approval based on results from SEQUOIA-HCM Phase 1 Safety, PK & PD Phase 2 Proof of Concept, Dose Finding Phase 3 Pivotal Studies 2nd Phase 3 clinical trial in oHCM expected to start in 1H 2023 obstructive HCM Aficamten as monotherapy vs. metoprolol Complete Ongoing Not yet started KEY

Novel Approach May Address Multiple Unmet Patient Needs nHCM Non-Obstructive HCM HFpEF Heart Failure with Preserved Ejection Fraction Obstructive HCM oHCM Aficamten (Cardiac myosin Inhibitor)

Aficamten: Targeting Patients with Unmet Need Symptomatic, uncontrolled (non-responsive, refractory) to standard-of-care or Contra-indication for standard-of-care or other cardiac myosin inhibitors or Newly diagnosed patients Majority of KOLs see aficamten as an improvement to standard-of-care given the unique MOA; particularly interested in: Rapid and sustained LVOT-G reduction Rapid improvement in symptoms Reduction in septal wall thickness Cogent Primary Mkt Research, USA 2022 (n = 150) Aficamten is an investigational agent and has not been approved for use by the U.S. Food & Drug Administration (FDA) or any regulatory agency. The safety and effectiveness of this product has not been established. Positive HCP Anticipation for Aficamten Characteristics of the Ideal US HCM Patient for Aficamten

Differentiate on product attributes of value to patients and physicians Ensure access through patient support services Provide patient support tools to manage dosing regimens and persistence Leverage differentiated safety profile and limited drug-drug interactions Leverage CV franchise infrastructure, market understanding, and relationships Invest in disease education and genetic testing programs Aspirational Brand Goal: Establish aficamten as foundational therapy for HCM patients Aficamten: Brand Strategy EXPAND: Customer Base MAINTAIN: Patient on Therapy COMPETE: In HCM Market GROW: Undiagnosed

Aficamten: Market Access Strategy Clear pricing based on benefit Develop value proposition and value story Learn from first to market access experience Leverage existing access relationships Secure profitable access to support efficient, desired prescribing position Devise distribution network to complement product strategy Driven by clinical benefit and utility relative to alternatives Generate, disseminate and communicate health economics & outcomes research supporting value of differentiated treatment Get rapid and parity access Relative pricing position to be supported by market research Pricing strategy consistent with product strategy

Omecamtiv Mecarbil Omecamtiv mecarbil is an investigational agent and has not been approved for use by the U.S. Food & Drug Administration (FDA) or any regulatory agency. The safety and effectiveness of this product has not been established.

Omecamtiv Mecarbil: Current Status Engaging with FDA Preparing for Launch 8 to 3 vote that the benefits of omecamtiv mecarbil do not outweigh its risks for the treatment of HFrEF Advisory Committee Conducted Dec. 13, 2022 PDUFA Feb. 28, 2023 Ongoing engagements with FDA Continuing launch preparedness and commercial readiness activities PDUFA target action date is February 28, 2023

Heart Failure Is a Public Health Epidemic

~6.5M Americans ≥20 years of age have HF; 1M new HF cases occur annually[1]

High cost burden driven by hospitalizations; mean cost for each hospital stay ~$17K[2]

46%
Increase in Americans living with HF through 2030[1]

127%
Cost increase of HF through 2030 (increasing from $43.6[3] billion to $69.7 billion)[4]

50%
HF patients who will die within 5 years[1]

~900,000
Annual HF hospitalizations in the US[5]

24%
Patients readmitted to hospital within 30 days[6,a]

49%
Patients readmitted to hospital within 5 years[7,b]

HF: heart failure

1. Benjamin EJ, et al. *Circulation.* 2018;137:e67-e492;
2. Gaziano et al, AMA Cardiol. 2016;1(6):666-672. doi:10.1001/jamacardio.2016.1747
3. Urbich, M., Globe, G., Pantiri, K. et al. A Systematic Review of Medical Costs Associated with Heart Failure in the USA (2014–2020). PharmacoEconomics 38, 1219–1236 (2020). https://doi.org/10.1007/s40273-020-00952-0
3. Heidenreich PA, Albert NM, Allen LA, Bluemke DA, Butler J, Fonarow GC, et al. Forecasting the impact of heart failure in the United States: a policy statement from the American Heart Association. Circ Heart Fail. 2013;6(3):606–19. https://doi.org/10.1161/HHF.0b013e318291329a.
4. Benjamin EJ, et al. *Circulation.* 2019;139:e56-e528;
5. Davis JD, et al. *Am J Med.* 2017;130:93.e9-93.e28. (a) In an investigational study of patients with an index hospitalization for HF from California, New York, and Florida from 2007–2011 (N=547,088).
6. Shah KS, et al. *J Am Coll Cardiol.* 2017;70:2476-2486. (b) Among HFrEF patients (n=18,398), HFbEF patients (n=3285), and HFpEF patients (n=18,299) in the GWTG-HF registry, a study of patients on Medicare and Medicaid services (N=39,982). GWTG-HF, Get With the Guidelines®-Heart Failure

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33

HFrEF Patients Have Challenges Getting & Staying on Optimal Therapy

Challenges Getting on Therapy[1]

HFrEF patients have at least one comorbidity that prevents use of at least one guideline-directed therapy

- 48% of all HFrEF patients
- 66% of HFrEF patients with prior hospitalization

Comorbidities include: 34+% Chronic Kidney Disease, 21+% Hypotension, 13+% Hyperkalemia

Challenges Staying on Optimal Therapy[2]

Cycling through GDMT pillars[2]

- 50% of HFrEF patients have cycled through 3+ pillars since 2015
- Only 23% are on 3+ pillars in Q2/22

Reaching optimal/therapeutic dose[2]

- Patients do not reach optimal doses, with many on low doses of GDMT therapies

Dropping off therapy[3]

- Many patients drop off therapy within a year
- For patients with co-morbidities, drop off rates are worse

1. SHA: Patient Claims Data; Co-morbidities of HFrEF patients diagnosed with ICD10 code I50.20/1/2/3 and treated by drugs that are part of GDMT in Q3 2022
2. SHA: Patient Claims Data - new patients initiating Oct 2020 to Sep 2021 with a 2-month titration look forward period through Nov 2021
3. SHA: Patient Claims Data 04/06/2022; Entresto cohort Jan 2018, Verquvo Cohorts first 8 months of launch 3/21-9/21; Patients dropping off within 12 months of treatment initiation

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Large and Growing Heart Failure Patient Population

Prevalence in Adults (18+, USA)

	2020 Estimates	2032 Estimates
Heart Failure Including HFpEF	6.2M[1]	8.0M[3]
HFrEF Population	3.1M[2]	4.0M[3]
HFrEF & EF ≤30%	2.0M[2]	2.6M[3]

Proposed
Omecamtiv Mecarbil
Target Patient

Worsening signs and symptoms of heart failure requiring intensification of treatment despite periods of stabilization on GDMT

Cardiac Function

LVEF ≤ 30%

+

Recent Event

HF Event*
≤ 12 months

+ / -

GDMT Limitations

Co-morbidities and/or tolerability**

* HF Event: Urgent, unscheduled outpatient visit or hospitalization ** Due to renal impairment, low BP and/or hyperkalemia

1. National Center for Health Statistics. National Health and Nutrition Examination Survey (NHANES) as accessed 4/1/2019 at website. https://www.cdc.gov/nchs/nhanes/. – data from 2013-2016 as quotes in Benjamin 2019 Circulation. 2019;139:e56–e528. DOI: 10.1161/
2. EF based on distribution as presented in Dunlay et al Circ Heart Fail. 2012;5:720-726,
3. 2.1% annual growth rate:1.9% annual growth rate of patient population 65+ (UN World Populations Prospects Nov 2019) and a 0.2% mortality impact of HF treatment (doi: 10.1136/bmj.l223 | BMJ 2019;364:l223)

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Pivotal Phase 3 Trial Design *An HF event defined as the presentation of the subject for an urgent, unscheduled clinic/office/ED visit, or hospital admission, with a primary diagnosis of HF, where the patient exhibits new or worsening symptoms of HF on presentation, has objective evidence of new or worsening HF, and receives initiation or intensification of treatment specifically for HF (Hicks et al, 2015). Changes to oral diuretic therapy do not qualify as initiation or intensification of treatment. Second largest clinical trial ever conducted in heart failure Overview Enrolled 8,256 patients at ~1,000 sites in 35 countries Primary Endpoint Composite of time to cardiovascular (CV) death or first HF event*, whichever occurs first Secondary Endpoints Time to CV death Change in Kansas City Cardiomyopathy Questionnaire Total Symptoms Score (KCCQ TSS) from baseline to Week 24 Time to first HF hospitalization Time to all-cause death

Primary Composite Endpoint Time to First Heart Failure Event or Cardiovascular Death Cumulative Incidence, % 0 6 12 18 24 30 36 50 40 30 20 10 0 Placebo Omecamtiv Mecarbil HR=0.92 (95% CI, 0.86–0.99) p=0.025 Months (30 Days) Since Randomization Cumulative Incidence, % 0 6 12 18 24 30 36 70 60 40 20 10 0 Placebo Omecamtiv Mecarbil 50 30 HR=0.85 (95% CI, 0.77–0.93) p<0.001 Months (30 Days) Since Randomization Placebo 4112 3310 2889 2102 1349 647 141 OM 4120 3391 2953 2158 1430 700 164 Patients at risk, n Placebo 2363 1838 1580 1103 701 315 69 OM 2341 1904 1646 1173 756 333 82 Patients at risk, n Primary Composite Endpoint (Overall Population) Primary Composite Endpoint (EF <30%) CI, confidence interval; HR, hazard ratio

Greater Treatment Effect in Worsening HF Primary Outcome in Severe HF (Severe HF: LVEF ≤30%, NYHA III/IV, HF hosp ≤ 6 mos)1,2 1. Felker GM, Omecamtiv Mecarbil in Patients with Severe Heart Failure: An Analysis from GALACTIC-HF, ESC Heart Failure 2021, June 2021 2. Felker GM, et al. Assessment of Omecamtiv Mecarbil for the Treatment of Patients With Severe Heart Failure. JAMA Cardiology, October 2021. Primary Outcome in Patients with LVEF ≤28% Placebo 1152 808 650 464 290 119 13 OM 1106 814 671 480 320 137 31 Patients at risk, n 70 50 30 20 10 60 40 Placebo HR = 0.80 (95% CI = 0.71, 0.90) p < 0.001 Cumulative Incidence, % Omecamtiv mecarbil 0 6 12 18 24 30 36 0 Months (30 days) Since Randomization HR= 0.84 (95% CI = 0.77, 0.92)

Greater Treatment Effect in Worsening HF with GDMT Intolerance Placebo 113 63 43 28 15 9 3 OM 113 76 64 46 30 9 3 Placebo 113 91 75 51 30 15 5 OM 113 96 83 62 40 15 5 Patients at risk, n Primary Outcome In Patients with LVEF ≤28% Intolerant of ACE/ARB/ARNI CV Death In Patients with LVEF ≤28% Treated with ACE/ARB/ARNI 90 50 30 20 10 70 40 Placebo Cumulative Incidence, % Omecamtiv mecarbil 0 6 12 18 24 30 36 0 Months (30 days) Since Randomization 80 60 Months (30 days) Since Randomization Cumulative Incidence, % 0 6 12 18 24 30 36 70 50 30 10 0 Placebo Omecamtiv mecarbil 60 20 40 HR = 0.62 (95% CI = 0.43, 0.88) HR = 0.69 (95% CI = 0.44, 1.06)

Laboratory and Safety Events Variable Relative Risk or Difference (95% CI) Laboratory value change from baseline to Week 24 Systolic blood pressure – mmHg, mean (SD) -0.1 (-0.9, 0.6) Heart rate, bpm, mean (SD) -1.6 (-2.2, -1.0) Cardiac Troponin I, ng/L, median (Q1, Q3) 0.004 (0.003, 0.005) NT-proBNP, pg/mL, median (Q1, Q3) 0.90 (0.86, 0.94) Adverse events (AEs) Any serious AE, n (%) 0.97 (0.94, 1.01) Drug discontinuation due to AE, n (%) 0.97 (0.85, 1.11) Adverse events of interest Ventricular tachyarrhythmias 0.95 (0.82, 1.11) Torsade de pointes/QT prolongation 0.90 (0.74, 1.10) SAE of ventricular arrhythmia requiring treatment 0.93 (0.73, 1.20) Adjudicated major cardiac ischemic events, n (%) 1.06 (0.87, 1.29) Adjudicated Strokes 0.68 (0.51, 0.91)

Skeletal Muscle Reldesemtiv Sarcomere Directed Drug Development

Reldesemtiv Reldesemtiv is an investigational agent and has not been approved for use by the U.S. Food & Drug Administration (FDA) or any regulatory agency. The safety and effectiveness of this product has not been established.

Parallel group, dose ranging study enrolled 458 patients with ALS in the US, Canada, Australia and Europe evaluating change from baseline in the percent predicted slow vital capacity (SVC) at 12 weeks of treatment with reldesemtiv or placebo Phase 2 Clinical Trial in ALS Double-Blind, Placebo-Controlled: 12 weeks Follow-up 4 weeks 300 mg BID (n = 110) 150 mg BID (n = 110) 450 mg BID (n = 110) Placebo (n = 110) Screening 2 weeks Randomization 1:1:1:1 End of Dosing Results presented at American Academy of Neurology 2019 Annual Meeting

Primary Endpoint: SVC Change from baseline in percent predicted SVC at week 12 *Based on Mixed Model for Repeated Measures (MMRM) with the contrasts of (-5, -1, 3, 3) for placebo, reldesemtiv 150 mg, 300 mg and 450 mg BID, respectively Primary Analysis* P = 0.11 for weighted dose-response relationship -6.46 -4.97 -4.62 -4.58 Placebo 150 mg BID 300 mg BID 450 mg BID 0 -1 -2 -3 -4 -7 -8 -9 -5 -6 Percent Predicted SVC Change From Baseline at Week 12 (95% CI) *

Phase 2 Clinical Trial SVC Change From Baseline (All Active vs Placebo) ALSFRS-R Change From Baseline (All Active vs Placebo) *post hoc analysis FORTITUDE-ALS did not achieve statistical significance, but patients on all dose groups of reldesemtiv declined less than patients on placebo Relative reduction of 27% in decline of percent predicted SVC compared with placebo 0.0 LS Mean (±SE) of Change in Percent Predicted SVC From Baseline -2.5 -5.0 -7.5 -10.0 Off Drug 12 Weeks of Dosing Baseline Week 2 Week 4 Week 8 Week 12 Visit Week 16/ Follow-up *P = 0.10 LS Mean (SE) Difference in Change of % Predicted SVC 1.7 (1.1) Study Treatment: Placebo All Active LS Mean (SE) Difference in Change of ALSFRS-R 0.9 (0.3) Relative reduction of 25% in drop of ALSFRS-R compared to placebo 0.0 -2.0 LS Mean (±SE) of Change in Functional Rating Scale – Revised (ALSFRS-R) From Baseline -1.0 -3.0 -4.0 -5.0 Off Drug Baseline Week 2 Week 4 Week 8 Week 12 Visit Week 16/ Follow-up 12 Weeks of Dosing *P = 0.01 Study Treatment: Placebo All Active Primary analysis not statistically significant; patients on all doses of reldesemtiv declined less than patients on placebo*

Post-Hoc Analyses Inform Phase 3 Design Change From Baseline in ALSFRS-R by Progressor Tertiles SP reldesemtiv combined (n=117) SP placebo (n=35) MP + FP reldesemtiv combined (n=227) MP + FP placebo (n=79) LS mean change from baseline in ALSFRS-R Treatment difference 1.15; P = 0.0112 Risk Group (Predicted Survival) n (%) Met 24/44 Criteria (n=272) Did not meet 24/44 criteria (n=184) P value G1 (very short) 38 (14.0) 0 (0) <0.0001 G2 (short) 81 (29.8) 8 (4.3) <0.0001 G3 (intermediate) 80 (29.4) 26 (14.1) 0.0002 G4 (long) 61 (22.4) 68 (37.0) 0.0007 G5 (very long) 12 (4.4) 82 (44.6) <0.0001 Majority of Patients Who Meet 24/44 Criteria Have Short or Intermediate Predicted Survival 24/44 criteria: symptoms for ≤24 months; baseline ALSFRS-R total score ≤44 All patients in COURAGE-ALS must meet the 24/44 criteria FP, fast progressing; MP, medium progressing; SP, slow progressing *post hoc analysis FORTITUDE-ALS did not achieve statistical significance, but patients on all dose groups of reldesemtiv declined less than patients on placebo

Phase 3 Clinical Trial Design >300 patients enrolled Second interim analysis expected in 1H 2023 (futility & potential fixed increase in enrollment) (N= 555) Randomization 2:1 Stratification: Riluzole & Edaravone Placebo Reldesemtiv 300 mg BID End of Study 14 days Reldesemtiv 300 mg BID Screening Enrolling patients with ALS in the US, Canada, Australia and Europe evaluating change from baseline ALSFRS-R at 24 weeks of treatment with reldesemtiv or placebo Study Visits FVC Lab ALSFRS-R Muscle Strength Screen W52 FU W48 W2 W4 W8 W12 W16 W20 W24 W26 W28 W32 W36 W40 W44 D1 In-Clinic Remote Both In-Clinic & Remote

Corporate Profile Sarcomere Directed Therapies

Programs HCM Heart Failure Omecamtiv mecarbil ALS Reldesemtiv Phase 3 trial, COURAGE-ALS ongoing Ongoing R&D Additional research in muscle biology, energetics & metabolism Robust Pipeline, Solid Financial Position Foundations ~400 Full time employees >$800M At EOY 2022 >2 years Cash runway based on 2022 Financial Guidance CK-136 Started Phase 1 study in Q4 2022 Pipeline 1 2 3 5 10 Potential commercial launch in 2023 Programs in Phase 3 trials Clinical stage programs Development programs by 2025 Potential FDA approvals by 2025 Timelines and milestones reflect Cytokinetics' current expectations and beliefs >$800M and >2 years cash runway based on estimates for Q4 Aficamten 2 Phase 3 trials in HCM 1 planned Phase 3 trial in nHCM Ongoing OLE Positive trial results from GALACTIC-HF PDUFA 02/28/23

Balance Sheet (Q3 2022) & Estimated 2023 R&D Spending 2023 guidance to be provided on Q4 2022 earnings call in millions Total Cash and investments $896.2 Accounts receivable $2.3 PPE $80.3 Leased assets $75.1 Other assets $22.1 Total Assets $1,076.0 Debt $545.0 Liability related to sale of future royalties $291.3 Deferred Revenue $0 Lease liability $130.5 Other liabilities $125.2 Total Liabilities $1,092.0 Working capital $807.8 Accumulated deficit ($1,448.6) Stockholders’ deficit ($16.0) Wtd Avg Basic Shares Outstanding 88.2 2022 Condensed Balance Sheet As of 9/30/2022 Aficamten Other ~$148M Aficamten accounts for ~60% of planned R&D spending in 20231 1. Cytokinetics internal planning data. Outside services spend for clinical trials, CMC and toxicology studies * Spend is for outside services 2023 Estimated R&D Spend*

Aficamten Expected 2023 Milestones Continue to engage with FDA in advance of Feb 28, 2023 PDUFA for omecamtiv mecarbil Begin second Phase 3 trial of aficamten in oHCM in 1H 2023 Complete conduct in Cohort 4 of REDWOOD-HCM; results expected 1H 2023 Continue enrollment in SEQUOIA-HCM through 1H 2023; results expected 2H 2023 Begin Phase 3 trial of aficamten in nHCM in 2H 2023 Omecamtiv Mecarbil Aficamten Reldesemtiv Early Pipeline Expect second interim analysis from COURAGE-ALS in 1H 2023 Expect results from Phase 1 study of CK-136 in 2H 2023 Launch omecamtiv mecarbil in the U.S. subject to FDA approval in Q1 2023 Complete enrollment in COURAGE-ALS in 1H 2023 File new IND in 1H 2023